8100 Denmark Road
P.O.

Box 34216
Charlotte, NC

28234
(704) 554-8510

EXHIBIT 99.1

The CATO Corporation

NEWS RELEASE
FOR IMMEDIATE RELEASE

For Further Information Contact:

John R. Howe

Executive Vice President

Chief Financial Officer

704-551-7315

CATO

REPORTS 3Q NET LOSS

CHARLOTTE, N.C. (November 19, 2020) –– The Cato Corporation (NYSE: CATO)

today reported a
net loss of $3.6 million or ($0.15) per diluted share for the third quarter ended October 31, 2020, compared to net income of $6.0 million or $0.24

per diluted share for the third quarter ended
November 2, 2019.

Sales for the third quarter were $149.2 million, or a decrease of 21% from sales of $189.4 million for the third quarter ended November 2, 2019.

The Company’s same-store sales
for the quarter decreased 23% to the same period last year.
As previously announced, Cato closed all stores due to the COVID-19 pandemic beginning March 19,
2020.

On May 1, 2020, the Company began reopening stores in a phased approach, with limited operating hours, consistent with local health and safety guidelines and regulations.

As of June 15,
2020, all stores had reopened.
For the nine months ended October 31, 2020, the Company reported a net loss of $39.2 million or
($1.64) per diluted share, compared to net income of $39.1 million or $1.59 per diluted share for the nine months ended November 2, 2019.

Sales for the nine months ended October 31, 2020 were
$414.3 million, down 34% to sales of $627.8 million for the nine months ended November 2, 2019.

Year

-to-date same-store sales decreased 35%.
“Sales in the third quarter reflected continued softening of customer demand as COVID-19 cases continued to rise throughout our market areas and many people still have not returned to work.

As
we see this trend continuing, we anticipate that the remainder of the year will be challenging,” stated
John Cato, Chairman, President, and Chief Executive Officer.

“We appreciate our store associates’
diligence in providing a safe shopping environment and our customers' patience as we continue our

8100 Denmark Road
P.O.

Box 34216
Charlotte, NC

28234
(704) 554-8510

enhanced cleaning and product handling procedures to make our stores as safe as possible in light of the COVID-19 pandemic.”

For the quarter, gross margin decreased to 26.7% from 37.4% of sales the prior year due to a reduction in merchandise contribution, combined with the effects of deleveraging from the sales decline.

SG&A expenses as a percent of sales increased to 34.8% from 34.2% during the quarter primarily due to the effects of deleveraging, and an impairment charge of $2.3 million, partially offset by company-wide expense reductions and reduction of incentive compensation compared to prior year.

A pre-tax loss and the beneficial effects of the CARES Act resulted in $9.7 million of tax benefit versus $0.1 million of expense in the prior year.

The Company ended the quarter with unrestricted
cash and short-term investments of $151.4 million and full availability of its $35 million revolving line of credit.

Year

-to-date gross margin decreased to 21.4% of sales from 38.7% the prior year primarily due to a reduction in merchandise contribution combined with the effects of deleveraging resulting from the sales decline.

The year-to-date SG&A rate was 35.8% versus 31.2% last year primarily due to the effects of deleveraging and impairment charges of $7.6 million, partially offset by company-wide expense reductions and the reduction of incentive compensation.

Income tax benefit for the nine
months was $22.7 million compared to an expense of $6.5 million last year.
During the third quarter ended October 31, 2020, the Company opened 16 new stores, which had leases prior to the COVID-19 pandemic and permanently closed 2 stores.

As of October 31, 2020,
the Company operated 1,347 stores in 33 states, compared to 1,298 stores in 31 states as of August
3, 2019.
The Cato Corporation is a leading specialty retailer of value-priced fashion apparel and accessories operating three concepts, “Cato,” “Versona” and “It’s

Fashion.”

The Company’s Cato stores offer
exclusive merchandise with fashion and quality comparable to mall specialty stores at low prices every day.

The Company also offers exclusive merchandise found in its Cato stores at
www.catofashions.com.

Versona is a unique fashion destination offering apparel

and accessories
including jewelry, handbags and

shoes at exceptional prices every day.

Select Versona merchandise
can also be found at www.shopversona.com.

It’s Fashion offers fashion with a focus on the latest
trendy styles for the entire family at low prices every day.

8100 Denmark Road
P.O.

Box 34216
Charlotte, NC

28234
(704) 554-8510

Statements in this press release not historical in nature

i
ncluding, without limitation, statements regarding the Company’s expected or estimated operational and financial results

and potential impact of the coronavirus are considered

“forward-
looking” within the meaning of The Private Securities Litigation

Reform Act of 1995.

Such forward-looking statements are
based on current expectations that are subject to known

and unknown risks, uncertainties and other factors

that could
cause actual results to differ materially from those contemplated by the forward-looking statements.

Such factors include,
but are not limited to, any actual or perceived deterioration in the conditions that drive consumer confidence and
spending, including,

but not limited to, prevailing social, economic, political

and public health conditions and uncertainties,
levels of unemployment, fuel, energy and food costs, wage rates,

tax rates, interest rates, home values, consumer net
worth and the availability of credit; changes in laws or regulations affecting our business including tariffs; uncertainties
regarding the impact of any governmental responses to

the foregoing conditions; competitive factors and pricing
pressures; our ability to predict and respond to rapidly changing fashion trends and consumer demands; our ability to
successfully open new stores as planned and our ability

of any such new stores to grow and perform as expected;
adverse weather, public health

threats (including the global coronavirus (COVID-19) outbreak)

or similar conditions that
may affect our sales or operations; inventory risks due to shifts in market demand, including the ability to liquidate excess
inventory at anticipated margins; and other factors discussed under “Risk Factors” in Part I, Item 1A

of the Company’s
most recently filed annual report on Form 10-K

and in other reports the Company files with or furnishes to

the SEC from
time to time.

The Company does not undertake to publicly update or

revise the forward-looking statements even if
experience or future changes make it clear that the projected results expressed or implied therein will not be realized.

The
Company is not responsible for any changes made to this

press release by wire or Internet services.

# # #

8100 Denmark Road
P.O.

Box 34216
Charlotte, NC

28234
(704) 554-8510

THE CATO CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
FOR THE PERIODS ENDED OCTOBER 31, 2020 AND NOVEMBER 2, 2019

(Dollars in thousands, except per share data)

Quarter Ended Nine Months Ended
October 31, %
November 2,
% October 31, %
November 2,
%
2020

Sales
2019

Sales
2020

Sales
2019

Sales
REVENUES

Retail sales
$ 149,205 100.0%
$ 189,357 100.0%
$ 414,283 100.0%
$ 627,780 100.0%

Other revenue (principally finance,

late fees and layaway charges)
1,586 1.1%
2,166 1.1%
5,410 1.3%
6,676 1.1%

Total revenues
150,791 101.1%
191,523 101.1%
419,693 101.3%
634,456 101.1%
GROSS MARGIN (Memo) 39,801 26.7%
70,733 37.4%
88,545 21.4%
242,701 38.7%
COSTS AND EXPENSES, NET

Cost of goods sold
109,404 73.3%
118,624 62.7%
325,738 78.6%
385,079 61.3%

Selling, general and administrative
51,885 34.8%
64,681 34.2%
148,353 35.8%
196,737 31.2%

Depreciation
3,619 2.4%
3,844 2.0%
11,113 2.7%
11,523 1.8%

Interest and other income
(791) -0.5%
(1,662) -0.9%
(3,603) -0.9%
(4,491) -0.7%

Cost and expenses, net
164,117 110.0%
185,487 98.0%
481,601 116.2%
588,848 93.8%
Income (Loss) Before Income Taxes
(13,326) -8.9%
6,036 3.2%
(61,908) -14.9%
45,608 7.3%
Income Tax (Benefit)/Expense
(9,704) -6.5%
51 0.0%
(22,698) -5.5%
6,501 1.0%
Net Income (Loss)
$ (3,622) -2.4%
$ 5,985 3.2%
$ (39,210) -9.5%
$ 39,107 6.2%
Basic Earnings Per Share
$ (0.15)
$ 0.24
$ (1.64)
$ 1.59
Diluted Earnings Per Share
$ (0.15)
$ 0.24
$ (1.64)
$ 1.59

8100 Denmark Road
P.O.

Box 34216
Charlotte, NC

28234
(704) 554-8510

THE CATO CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
October 31,
February 1,
2020
2020
(Unaudited)
(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents

$
18,812
$
11,824
Short-term investments

132,574
200,387
Restricted cash

3,917
3,896
Accounts receivable - net
47,725
26,088
Merchandise inventories

84,281
115,365
Other current assets
7,185
5,237
Total Current Assets

294,494
362,797
Property and Equipment – net

81,853
88,667
Noncurrent Deferred Income Taxes
7,464
8,636
Other Assets

22,722
24,073
Right-of-Use Assets, net
184,338
200,803

TOTAL
$
590,871
$
684,976
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
$
122,489
$
136,153
Current Lease Liability
54,250
63,149
Noncurrent Liabilities
19,799
21,976
Lease Liability
138,196
147,184
Stockholders' Equity
256,137
316,514

TOTAL
$
590,871
$
684,976